UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Securities Exchange Act of 1934

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30th Floor

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund

July 3, 2007

Dear Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund shareholders:

On behalf of the Board of Trustees of Nicholas-Applegate Institutional Funds, we are pleased to invite you to attend a special meeting of the shareholders of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund”) to be held at 10:00 a.m., Pacific time, on July 25, 2007, at 600 West Broadway, 30th Floor, San Diego, California 92101.

As discussed in the enclosed Proxy Statement, at the special meeting, the Fund’s shareholders will vote on three separate proposals: a proposed reorganization of the Fund, a proposed new advisory agreement, and a proposed sub-advisory agreement (with the proposed new advisory and sub-advisory agreement to take effect immediately prior to the reorganization). As described in the attached Proxy Statement, each proposal must be approved by the Fund’s shareholders for any proposal to take effect.

Your vote is important.

After reviewing the proposals, your Board of Trustees unanimously agreed that the proposed reorganization and the proposed new advisory and sub-advisory agreements are in the best interests of the Fund’s shareholders and voted to approve them, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting in person, then please complete, sign, date and mail the enclosed proxy card promptly to avoid the expense of additional mailings or having us telephone you.

Thank you in advance for your participation in this important event.

Sincerely,

Horacio A. Valeiras, CFA
President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 West Broadway—30th Floor

San Diego, California 92101

Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 3, 2007

To the Shareholders of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund”):

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on July 25, 2007, at 10:00 a.m., Pacific time, at 600 West Broadway, 30th Floor, San Diego, California 92101, to consider and act on the proposals noted below and to transact such other business as may properly come before the Meeting or any adjournment thereof.

1.	To approve an Agreement and Plan of Reorganization with respect to the reorganization of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, a series of Nicholas-Applegate Institutional Funds, with and into the Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds, and the transactions contemplated thereby, as described in the attached Proxy Statement.

2.	To approve a new advisory agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”) and Nicholas-Applegate Institutional Funds with respect to the Fund, as described in the attached Proxy Statement.

3.	To approve a new sub-advisory agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC with respect to the Fund, as described in the attached Proxy Statement.

4.	To consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

Only shareholders of record at the close of business on May 31, 2007, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

July 3, 2007

By order of the Board of Trustees

Horacio A. Valeiras, CFA

President

YOUR VOTE IS IMPORTANT

AS A SHAREHOLDER OF THE FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30th Floor

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund

PROXY STATEMENT

This Proxy Statement, which is first being mailed on or about July 3, 2007, is distributed in connection with the following actions to be voted upon at a special meeting of shareholders of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund”), a series of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “Nicholas-Applegate Trust”): (1) approval of the reorganization of the Fund into the Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds, a Massachusetts business trust (the “Allianz Trust”); (2) approval of a new advisory agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”) and the Nicholas-Applegate Trust, on behalf of the Fund; and (3) approval of a new sub-advisory agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC (“NACM”) with respect to the Fund (together, the “Proposals”).

The special meeting of shareholders which has been called with respect to these actions (the “Meeting”) is scheduled for July 25, 2007. Shareholders of record as of May 31, 2007 (the “Record Date”) shall be entitled to notice of, and to vote at, the Meeting.

The Nicholas-Applegate Trust currently offers thirteen series of shares, including the Fund, each of which represents a separate investment portfolio. The Fund currently offers Class I, Class II and Retirement Class shares. As of the Record Date, 242,053.026 Class I shares and 1,632,189.959 Class II shares of the Fund were outstanding, and there were no Retirement Class shares of the Fund outstanding.

The Proposals were approved by the Board of Trustees of the Nicholas-Applegate Trust, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Nicholas-Applegate Trust or the Allianz Trust (the “Independent Trustees”), at an in-person meeting held on February 23, 2007.

Each Proposal must also be approved by the Fund’s shareholders. Under the Nicholas-Applegate Trust’s Amended and Restated Declaration of Trust (the “Nicholas-Applegate Trust Declaration”), and the 1940 Act, this requires the consent of a “majority of the outstanding voting securities [i.e., shares]” of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each shareholder of the Fund is entitled to one vote for each outstanding whole share of the Fund standing in the shareholder’s name on the books of the Nicholas-Applegate Trust, and each outstanding fractional share is entitled to a proportionate fractional vote. If approved, it is expected that the Proposals will be implemented effective on or about July 27, 2007.

Financial statements for the Fund are included in the Annual Report of the Nicholas-Applegate Trust for the fiscal year ended March 31, 2007, which has been mailed to shareholders. It is intended that only one copy of this Proxy Statement will be mailed to an address shared by two or more accounts. Shareholders may obtain additional copies of the Annual Report or this Proxy Statement free of charge by writing to Nicholas-Applegate Institutional Funds, at the address listed above, or by telephoning 1-800-551-8043.

I. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.

Overview.

Both NACM, the investment adviser to the Nicholas-Applegate Trust, and Allianz Global Fund Management, the investment adviser to the Allianz Trust, believe that reorganizing the Fund into a series of the Allianz Trust would be advantageous to the Fund’s shareholders. Such a restructuring into the mutual fund complex that includes the Allianz Trust would give shareholders of the Fund exchange privileges among a broader group of funds, and is expected to allow the Fund to market its shares to a broader group of investors, potentially permitting the Fund, as part of the Allianz Trust, to increase its net assets and benefit from economies of scale.

The Board of Trustees of the Nicholas-Applegate Trust and the Board of Trustees of the Allianz Trust have approved the reorganization of the Fund into the Allianz NACM Mid-Cap Growth Fund, a newly created corresponding series (the “New Fund”) of the Allianz Trust (the “Reorganization”). The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and for the assumption by the New Fund of all of the liabilities of the Fund, as described in more detail below. The completion of these transactions will result in (i) shareholders of the Fund becoming shareholders of the New Fund and (ii) the liquidation of the Fund.

Advisory Arrangements.

Parts II and III of this Proxy Statement relate to the approval of new advisory and sub-advisory arrangements for the Fund. Pursuant to these arrangements, NACM would continue to be responsible for the Fund’s day-to-day portfolio management in its capacity as sub-adviser. These arrangements are structurally identical to the advisory and sub-advisory arrangements in place for the New Fund and other existing series of the Allianz Trust (the “Allianz Mutual Funds”). Under these arrangements, Allianz Global Fund Management would serve as the Fund’s investment adviser and administrator, and NACM would serve as the Fund’s sub-adviser. The advisory arrangements are being proposed separately from the Reorganization but, if approved, would go into effect only if the Reorganization is approved by shareholders of the Fund, would go into effect immediately before the Reorganization, and would remain in effect only until the Reorganization. Accordingly, the advisory and administrative arrangements of the New Fund after the Reorganization would be identical to the Fund’s advisory and administrative arrangements in effect immediately prior to the Reorganization. The proposed arrangements have a “unified” fee structure similar to that which is currently in place for the Fund and which will be in place for the New Fund following the Reorganization although, as discussed below, the fee levels under the Fund’s proposed advisory arrangements and under the New Fund’s advisory and administrative arrangements would be different from those under the Fund’s current arrangements. The New Fund’s aggregate gross advisory and administrative fee rate with respect to its Institutional Class shares are expected to be lower than the aggregate gross advisory and administrative fee rate of both Class I and Class II shares of the Fund. However, as described below under “II. Approval of Proposed Advisory Agreement—Comparison of Compensation and Expenses,” the Fund currently has in place certain fee “offset” arrangements which will not be in place for the New Fund, which will result in the net total annual operating expenses of Institutional Class shares of the New Fund, after taking into account such fee offset arrangements, being higher than the Fund’s current net total annual operating expenses for its Class II shares. In addition, the New Fund’s Total Annual Fund Operating Expenses with respect to its Institutional Class shares (without giving effect to any expense reductions) are expected to be higher than the Total Annual Fund Operating Expenses of both Class I and Class II shares of the Fund as a result of the expenses incurred by the New Fund in connection with its organization, all of which will be incurred by the New Fund in its initial fiscal year ending June 30, 2008. The New Fund also expects to offer Class A, Class C and Class D shares. These other classes will have their own distinct fees and expenses, although any assets in these other classes will be aggregated with Institutional Class assets for purposes of determining whether administrative fee “breakpoint” levels have been reached, as described below under “II. Approval of Proposed Advisory Agreement—Comparison of Compensation and Expenses.”

NACM is the investment adviser to the Fund. If the Proposals described in Parts II and III of this Proxy Statement are approved, Allianz Global Fund Management would become the investment adviser to the Fund immediately prior to the Reorganization but would delegate responsibility for the day-to-day portfolio management of the Fund to NACM pursuant to a sub-advisory agreement between Allianz Global Fund Management and NACM. The same arrangements would be in place for the New Fund immediately after the Reorganization.

Terms of the Plan.

Subject to the approval of the majority of the outstanding voting securities of the Fund and the satisfaction of certain other conditions, the Reorganization will be consummated pursuant to the Plan. The following description of the Plan and the features of the proposed Reorganization are qualified in their entirety by reference to the text of the Plan, the form of which is set forth in Appendix A to this Proxy Statement. Investors should note that the terms of the Plan may change from the version described herein and attached hereto prior to the Plan’s execution, and may be amended after the Plan’s execution in accordance with its terms.

The Plan provides, among other things, for the transfer of all the assets of the Fund to the New Fund in exchange for (i) the assumption by the New Fund of all the liabilities of the Fund and (ii) the issuance to the Fund of Institutional Class shares of beneficial interest (“New Shares”) of the New Fund with an aggregate net asset value equal to the aggregate net asset value of the Class I and Class II shares (“Old Shares”) of the Fund then outstanding, all as of the Valuation Time (defined in the Plan to be as of 4:00 p.m., Eastern time, on July 27, 2007, or such other date as may be mutually agreed upon by the Nicholas-Applegate Trust and the Allianz Trust (the “Exchange Date”)). After receipt of the New Shares, the Fund will cause the New Shares to be distributed to its Class I and Class II shareholders, in complete liquidation of the Fund. Each Class I and Class II shareholder of the Fund will receive a number of full and fractional New Shares with an aggregate net asset value equal to the aggregate net asset value of the Old Shares owned by the shareholder immediately prior to the Reorganization. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the New Fund in the names of the Fund’s shareholders, each account representing the respective number of full and fractional New Shares issued to such shareholder. Because the Allianz Trust does not expect to issue share certificates with respect to the New Fund, Class I and Class II shareholders of the Fund holding certificates for Old Shares will not be able to exchange those certificates for certificates representing New Shares of the New Fund.

The closing of the Reorganization of the Fund is subject to the conditions set forth in the Plan, any of which may be waived by the party entitled to its benefits, to the extent permitted by applicable law. Such conditions include, among others, (i) the approval of the Plan by shareholders representing a majority of the Fund’s outstanding voting securities, and (ii) the approval of each of Proposals II and III by shareholders representing a majority of the Fund’s outstanding voting securities. Subject to the satisfaction or waiver of the other conditions in the Plan, the Reorganization is expected to be consummated soon after the receipt of the required shareholders’ approval. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by shareholders, prior to the Exchange Date (defined in the Plan to be as of the close of business on July 27, 2007, or such other date as may be mutually agreed upon by the Nicholas-Applegate Trust and the Allianz Trust), by mutual consent of the relevant trustees on behalf of the Fund and the New Fund. In addition, the plan may be terminated by a party if the other party shall have breached any material provision of the Plan.

Investment Policies and Investment Restrictions.

The investment objective, policies and strategies of the New Fund will be substantially identical to those currently in place for the Fund. The New Fund’s fundamental investment restrictions are substantially similar, although not identical, to those of the Fund.

For example:

•

The Fund has a fundamental investment restriction which prohibits it from purchasing more than 10% of the outstanding voting securities of any one issuer or of any class of voting securities of any one issuer, or from purchasing securities of an issuer for the purpose of exercising control or management. The New Fund is not subject to such a fundamental restriction, although under the 1940 Act’s diversification requirements, with respect to 75% of its assets it may not purchase more than 10% of the outstanding voting securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies).

•

The Fund may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); the New Fund is not subject to such a restriction.

NACM and Allianz Global Fund Management believe that the differences in the Funds’ fundamental investment restrictions will not cause NACM to manage the New Fund’s investment portfolio differently from the way it currently manages the Fund’s investment portfolio.

Description of New Shares.

Full and fractional New Shares will be issued to the Fund’s shareholders in accordance with the provisions of the Plan as described above. The New Shares are Institutional Class shares of the New Fund. Institutional Class New Shares will have characteristics substantially similar to Old Shares of the Fund, except that (i) differences in fees and expenses as described below under “Comparison of Compensation and Expenses,” and (ii) differences arising under the two Funds’ respective organizational documents and jurisdictions of organization, as described below under “Principal Differences Between the Legal Structures of the Allianz Trust and the Nicholas-Applegate Trust.”

Currently, shares of the Fund may generally be exchanged at net asset value for shares of the same class of any other series of the Nicholas-Applegate Trust. If the Reorganization is consummated, current Fund shareholders, as shareholders of the New Fund, will be able to exchange into a broader range of mutual funds within the Allianz Funds and PIMCO Funds family, but will no longer be able to exchange directly into other series of the Nicholas-Applegate Trust.

Sales Charges and Distribution and/or Service (12b-1) Fees.

Nicholas-Applegate Securities LLC, an affiliate of NACM, serves as principal underwriter for shares of the Fund. Allianz Global Investors Distributors LLC (“AGID”), an affiliate of Allianz Global Fund Management, serves as principal underwriter for each series of the Allianz Funds.

Like Class I and Class II shares of the Fund, Institutional Class shares of the New Fund will not pay any sales load or contingent deferred sales charges or distribution or servicing (12b-1) fees.

Comparison of Fees and Expenses.

The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Fund that would be borne directly or indirectly by shareholders under the Current Management Contracts (defined below under “II. Approval of Proposed Advisory Agreement”) and under the Proposed Management Contracts (defined below under “II. Approval of Proposed Advisory Agreement”). The tables and examples also show the fees and expenses that will be payable under the New Fund’s advisory and administrative arrangements immediately after the Reorganization.

SCHEDULE OF FEES

(Under both Current and Proposed Management Contracts)

Shareholder Transaction Expenses	Institutional Class/ Class I and Class II Shares

Maximum initial sales charge imposed on purchases (as a percentage of offering price at time of purchase)	None

Maximum sales charge imposed on reinvested dividends (as a percentage of net asset value at time of purchase)	None

Maximum contingent deferred sales charge (“CDSC”) (as a percentage of original purchase price)[1]	None

Exchange Fee	None

(1)	The New Fund, unlike the Fund, imposes a 2.00% redemption fee on shares that are redeemed or exchanged within 7 days of acquisition, which is paid to the New Fund. However, New Fund shares acquired by former Fund shareholders in the Reorganization will not be subject to the Redemption Fee. Any subsequent purchases of shares of the New Fund by shareholders of the former Fund will be subject to the Redemption Fee.

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I- Current	Fund Class II - Current	Class I and II Pro Forma(1)		New Fund Institutional Class Pro Forma(1)
Management/Advisory Fee	0.70%	0.70%	0.65%		0.65%
Distribution (12b-1) fee	None	None	None		None
Other Expenses (including Administrative Fee)(2)	0.63%	0.43%	0.76%		0.76%
Total Annual Fund Operating Expenses*	1.33%	1.13%	1.41%		1..41%
Expense Reduction*	N/A	N/A	(0.51)%		(0.51)%
Net Fund Operating Expenses*	1.33%	1.13%	0.90	%(3)	0.90	%(3)

*

The Fund currently has arrangements with its brokers, custodians and third party service providers whereby commissions paid by the Fund, interest earned on cash maintained with its custodian and income from securities lending arrangements are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the “Total Annual Fund Operating Expenses” and the “Net Fund Operating Expenses” for Class I and Class II shares of the Fund would have been 1.00% and 0.85%, respectively, during the most recent fiscal year. The New Fund is not expected to have any offset arrangement in place, although the New Fund may enter into a securities lending arrangement which would generate income for the Fund. Therefore, the net annual fund operating expenses of the New Fund (taking into account the lack of these offset arrangements) will be greater than those of the Fund.

(1)	Estimated for the fiscal year ending June 30, 2008.
(2)	The Fund’s Other Expenses reflect a 0.61% and 0.41% administrative fee for Class I and Class II shares, respectively, and 0.02% in trustees’, tax and interest expenses incurred by each Class during the most recent fiscal year. The New Fund’s “Other Expenses” reflect a 0.25% administrative fee, 0.50% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the New Fund’s fiscal year ending June 30, 2008. The administrative fee rate imposed on shares of the New Fund is subject to a “breakpoint” reduction of 0.025% to the extent the average aggregate daily net assets of the New Fund exceed $500 million and an additional 0.025% to the extent the average aggregate daily net assets of the New Fund exceed $1 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each class is calculated and applied on a pro rata basis by reference to the percentage of the New Fund’s average daily net assets attributable to that class of shares.
(3)	Net Fund Operating Expenses reflects the effect of a contractual agreement by Allianz Global Fund Management to waive its advisory or administrative fee and/or reimburse the New Fund to the extent that the Total Annual Fund Operating Expenses for Institutional Class shares of the New Fund exceed, due to the payment of organizational and certain other expenses, 0.90% during the New Fund’s fiscal year ending June 30, 2008 (but not any subsequent fiscal years). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Example: Based on an investment in the Fund or the New Fund for the time periods indicated, you would pay the following expenses on a $10,000 investment assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Institutional/Class I and Class II Shares*	1 year	3 years	5 years	10 years
Current Expenses—Class I	$140	$440	$772	$1,757
Current Expenses—Class II	$119	$374	$656	$1,492
Pro Forma Expenses—Classes I & II / Institutional Class	$92	$290	$504	$1,120

*	The examples are based on the “Net Fund Operating Expenses” above but do not take into account any offset arrangements that the Fund will enter into with its brokers, custodians and third party service providers.

Federal Income Tax Consequences.

As a condition to the Funds’ obligation to consummate the Reorganization, the Funds will receive an opinion from Ropes & Gray LLP, counsel to the Allianz Trust and special counsel to the Nicholas-Applegate Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes, except as noted below: (i) the acquisition by the New Fund of the Fund’s assets solely in exchange for New Shares and the assumption by the New Fund of the Fund’s liabilities followed by the distribution by the Fund to its shareholders of New Shares in complete liquidation of the Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of the Fund’s liabilities, or upon the distribution of the New Shares by the Fund to its shareholders in liquidation; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of New Shares to them in exchange for their shares of the Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the New Shares that a shareholder of the Fund receives in exchange for his or her Fund shares will be the same as the aggregate basis of the Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, a Fund shareholder’s holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the New Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the New Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) under Section 362(b) of the Code, the New Fund’s tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund’s tax basis in such assets immediately prior to such exchange; (viii) under Section 1223(2) of the Code, the New Fund’s holding periods in such assets will include the Fund’s holding periods in such assets; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 351(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on certain factual certifications made by officers of the Nicholas-Applegate Trust and the Allianz Trust and will also be based on customary assumptions. This description of the federal income tax consequences of the proposed Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the proposed Reorganization, including the applicability and effect of state, local and other tax laws.

Basis for the Trustees’ Recommendation and Trustees’ Considerations.

The Board of Trustees of the Nicholas-Applegate Trust, including a majority of the Independent Trustees, approved the Reorganization at a meeting held on February 23, 2007. The Trustees of the Nicholas-Applegate Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving the Reorganization, the Trustees of the Nicholas-Applegate Trust determined that the Fund’s participation in the proposed Reorganization would be in the best interests of the Fund and that the interests of the Fund’s shareholders would not be diluted as a result of effecting the Reorganization. The principal factors considered by the Trustees in recommending that shareholders approve the Reorganization were as follows:

•

The Trustees considered that the restructuring would allow the expansion of the institutional and retail distribution channels for the Fund because the Fund would offer, in addition to Institutional Class shares, Class A, Class C and Class D shares, potentially permitting the New Fund to increase its net assets and benefit from economies of scale.

•	The Trustees considered the financial resources and stability of Allianz Global Fund Management.

•	The Trustees also considered that the Reorganization would give shareholders broader exchange privileges among funds because the New Fund will be permitted to exchange into other series of the

Allianz Trust and the mutual funds that comprise PIMCO Funds, an affiliated trust consisting primarily of fixed income funds.

•

The Trustees also considered that the investment objective, policies and strategies of the Fund are substantially identical to those of the New Fund and that the portfolio of the New Fund would be managed by the same NACM personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund’s portfolio prior to the Reorganization. For these reasons, the Trustees believe that an investment in shares of the New Fund would provide shareholders with an investment opportunity substantially identical to that currently afforded by the Fund.

•

The Trustees also took into consideration the various factors related to the proposed new advisory and sub-advisory arrangements for the Fund described in Parts II and III below, which are substantially identical to the arrangements that will be adopted by the New Fund.

•

The Trustees also considered that the New Fund’s aggregate advisory and administrative fees for Institutional Class shares of the New Fund are lower than the current gross aggregate advisory and administrative fees paid by Class I and Class II shares of the Fund. The Trustees also noted that the Fund has “fee offset” arrangements in place which reduce the Fund’s operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the Fund to receive less income. The Trustees also noted that the New Fund will not have any such fee offset arrangements, and therefore the net annual operating expenses (taking into effect such fee offset arrangements) of the New Fund will be higher than those of Class II shares of the Fund.

•

The Trustees also considered that: (i) shareholders of the Fund will bear none of the expenses associated with the Reorganization (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Reorganization will permit Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

Principal Differences Between the Legal Structures of the Allianz Trust and the Nicholas-Applegate Trust.

The Allianz Trust is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Fourth Amended and Restated Agreement and Declaration of Trust (the “Allianz Trust Declaration”) and its Fifth Amended and Restated Bylaws (the “Allianz Bylaws”). The Nicholas-Applegate Trust is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the “Delaware Act”), the provisions of the Nicholas-Applegate Trust Declaration and its Amended and Restated By-Laws (the “Nicholas-Applegate Bylaws”). Though the Allianz Trust Declaration is governed by Massachusetts law, the Allianz Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Trust Declaration and the Allianz Bylaws differ in some respects from those of the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Trust Declaration and the Allianz Bylaws without charge upon written request to the Nicholas-Applegate Trust. Shareholders should note the following principal differences between the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Trust Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•

Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See “Shareholder Liability” below.

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There are no statutory rights of inspection with respect to the books and records of the Allianz Trust, while such rights exist with respect to the Nicholas-Applegate Trust. See “Rights of Inspection” below.

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Shareholders of the Nicholas-Applegate Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the Nicholas-Applegate Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See “Shareholder Voting Requirements—Generally” below.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability.    The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws provide for indemnification by the Fund and hold harmless each shareholder of the Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Allianz Trust Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the Nicholas-Applegate Trust Declaration, the Allianz Trust Declaration provides for indemnification out of New Fund property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund as a result of holding shares of the New Fund. Thus, the risk of a shareholder of the New Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the New Fund was unable to meet its obligations.

Rights of Inspection.    Under the Delaware Act, each shareholder of the Nicholas-Applegate Trust has the right to inspect the records of the Nicholas-Applegate Trust to the extent provided for in the Nicholas-Applegate Trust’s governing instrument. Under the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, holders of the Nicholas-Applegate Trust have the right to inspect the records of the Nicholas-Applegate Trust during normal business hours for any purpose not harmful to the Nicholas-Applegate Trust. Under the Allianz Trust Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees’ Liability; Indemnification.    The Delaware Act limits the liability of a Delaware statutory trust’s trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust’s governing documents. The Nicholas-Applegate Trust Declaration contains such a provision. Under the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws, no trustee, officer, employee or agent of the Nicholas-Applegate Trust (when acting in such capacity) is subject to any personal liability to any person other than the Nicholas-Applegate Trust or its beneficial holders in connection with the property or the affairs of the Nicholas-Applegate Trust. Furthermore, no trustee, officer, employee or agent of the Nicholas-Applegate Trust is liable to the Nicholas-Applegate Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the Nicholas-Applegate Trust Declaration, the trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the Nicholas-Applegate Trust. However, the Nicholas-Applegate Trust Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the Nicholas-Applegate Trust Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The Nicholas-Applegate Trust Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the Nicholas-Applegate Trust Declaration permits the Nicholas-Applegate Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the Nicholas-Applegate Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Trust Declaration provides for indemnification of the Allianz Trust’s trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz Trust Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Securities and Exchange Commission has indicated that a registered investment company may advance attorneys’ fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions.    The Nicholas-Applegate Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the Nicholas-Applegate Trust Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind. The Allianz Trust Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

Certain Provisions of the Allianz Trust Declaration and Nicholas-Applegate Trust Declaration.

Certain differences between the Allianz Trust Declaration and the Nicholas-Applegate Trust Declaration relating to shareholder voting rights are summarized below:

Shareholder Voting Requirements—Generally. Under the Delaware Act and the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, shareholder voting rights with respect to the Nicholas-Applegate Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the Nicholas-Applegate Trust, (iv) the approval of any merger, consolidation or sale of assets of the Nicholas-Applegate Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the Nicholas-Applegate Trust and (vi) such additional matters relating to the Nicholas-Applegate Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Trust Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Allianz Bylaws. The Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust, (iv) with respect to amendments to the Allianz Trust Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Trust Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the Nicholas-Applegate Trust Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The Nicholas-Applegate Trust Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the Nicholas-Applegate Trust Declaration, shareholders of one-third of the shares of the Nicholas-Applegate Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the

1940 Act or other applicable law. The Nicholas-Applegate Trust Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder’s interest in the Nicholas-Applegate Trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the Nicholas-Applegate Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Trust Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the Nicholas-Applegate Trust Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of all of the trustees and beneficial owners of the statutory trust. The Nicholas-Applegate Trust Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the Nicholas-Applegate Trust (or class or series thereof) present or represented at a shareholders’ meeting, provided that shareholders holding more than 50% of the shares of the Nicholas-Applegate Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the Nicholas-Applegate Trust, or any series or class thereof, as the case may be. The Nicholas-Applegate Trust Declaration provides that the Nicholas-Applegate Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust or (iii) by the Trustees upon written notice to the shareholders. The Nicholas-Applegate Trust Declaration provides that it may be amended, except as discussed above under “Shareholder Voting Requirements—Generally,” by the written consent or vote of a majority of the Trustees.

Neither the Allianz Trust Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust’s Trustees deem a shareholder vote to be necessary or desirable. Historically, the Allianz Trust’s Trustees have generally concluded that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor. There can be no assurance that the Allianz Trust’s Trustees would reach a similar conclusion in the future or that they would do so in all cases.

It is not expected that any of the Trustees of the Nicholas-Applegate Trust, which currently serve as the Trustees of the Fund, will serve on the Board of Trustees of the Allianz Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the New Fund subsequent to the proposed Reorganization.

Required Shareholder Vote.

Approval of the proposed Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. A shareholder of the Fund objecting to the proposed Reorganization is not entitled under either the Delaware Act or the Nicholas-Applegate Trust Declaration to demand payment for, or an appraisal of, his or her Fund shares if the Reorganization is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Reorganization. If the Reorganization takes place, shareholders will still be free at any time to redeem their New Shares, for cash at net asset value at the time of such redemption, or to exchange their New Shares for Institutional Class shares of other funds offered as part of the Allianz Funds and PIMCO Funds family (subject to any restrictions set forth in the applicable prospectus), at net asset value at the time of such exchange.

If the proposed Reorganization is not approved by the shareholders of the Fund or is not completed for any other reason, or if either the Proposed Advisory Agreement or Proposed Sub-Advisory Agreement is not approved by shareholders (as discussed in Parts II and III of this Proxy Statement), the Fund will continue to be managed as a separate series of the Nicholas-Applegate Trust in accordance with its current investment objective and policies, and the Trustees of the Nicholas-Applegate Trust will consider such alternatives as may be in the best interests of the Fund and the shareholders.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED REORGANIZATION.

II. APPROVAL OF PROPOSED ADVISORY AGREEMENT.

The Trustees of the Nicholas-Applegate Trust recommend that shareholders of the Fund approve a new Advisory Agreement (the “Proposed Advisory Agreement”) between Allianz Global Fund Management and the Nicholas-Applegate Trust on behalf of the Fund. The Proposed Advisory Agreement would replace the existing Advisory Agreement (the “Current Advisory Agreement”) currently in effect between the Nicholas-Applegate Trust and NACM on behalf of the Fund and would take effect immediately before the closing of the Reorganization. By approving the Proposed Advisory Agreement, and assuming that the Proposed Sub-Advisory Agreement discussed below in Part III is also approved, the Fund would adopt the same advisory arrangements as are currently in place for the Allianz Mutual Funds and which will be in place for the New Fund at the time of and following the Reorganization.

Description of Proposed Advisory Agreement and Current Advisory Agreement.

The Proposed Advisory Agreement and Current Advisory Agreement are described below. Because the Proposed Advisory Agreement will be substantially identical to the New Fund’s advisory agreement with Allianz Global Fund Management, the description of the Proposed Advisory Agreement below, which is qualified in its entirety by reference to the form of Proposed Advisory Agreement attached as Appendix B to this Proxy Statement, is also a description of the New Fund’s advisory agreement. Additional information about Allianz Global Fund Management is set forth below under “IV. Other Information.”

Proposed Advisory Agreement.

The Proposed Advisory Agreement provides that, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust, Allianz Global Fund Management would, either directly or through others engaged by it, provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. Allianz Global Fund Management would provide or arrange to provide such services in accordance with the Fund’s investment objective, investment policies, and investment restrictions as stated in the registration statement of the Nicholas-Applegate Trust filed with the Securities and Exchange Commission, as supplemented or amended from time to time.

The Proposed Advisory Agreement provides that Allianz Global Fund Management may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that Allianz Global Fund Management would be obligated to provide under the agreement. As described more fully in Part III of this Proxy Statement, it is proposed that Allianz Fund Management would retain NACM as sub-adviser to the Fund.

The Proposed Advisory Agreement provides that, unless sooner terminated in accordance with the agreement, it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined in the 1940 Act) by Allianz Global Fund Management. The Proposed Advisory Agreement provides that it may not be materially amended with respect to the Fund without a majority vote of the outstanding voting securities of the Fund.

The Proposed Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to Allianz Global Fund Management, or by Allianz Global Fund Management at any time, without the payment of any penalty, upon 60 days’ written notice to the Nicholas-Applegate Trust.

The Proposed Advisory Agreement provides that Allianz Global Fund Management shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

The Proposed Advisory Agreement provides that Allianz Global Fund Management shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the agreement.

Current Advisory Agreement.

Pursuant to the Current Advisory Agreement, dated January 31, 2001, as amended by letter agreement from time to time. NACM currently provides or arranges to provide investment advisory services to the Fund, subject to the control and supervision of the Trustees of the Nicholas-Applegate Trust. The Current Advisory Agreement was last approved by the Board of Trustees of the Nicholas-Applegate Trust, on behalf of the Fund, on November 10, 2006 and was last approved by the Fund’s sole initial shareholder as of December 31, 2003 in connection with the commencement of Fund operations.

Material Differences between the Proposed Advisory Agreement and the Current Advisory Agreement.

Except as described below, the Proposed Advisory Agreement is similar to the Current Advisory Agreement. The material differences are as follows:

(a) Services and Service Provider.    Under the Current Advisory Agreement, NACM is responsible for providing or arranging to provide portfolio management services for the Fund. Under the Current Advisory Agreement, NACM provides portfolio management services itself. Under the Proposed Advisory Agreement, Allianz Global Fund Management would be responsible for providing or arranging to provide portfolio management services on behalf of the Fund. As discussed in Part III below, it is proposed that Allianz Global Fund Management would retain NACM as sub-adviser to provide day-to-day portfolio management services to the Fund.

(b) Effective Date.    The Proposed Advisory Agreement will be dated immediately before the Reorganization.

Comparison of Administrative Agreements.

The Fund pays for the administrative services it requires under what is essentially an “all in” fee structure. Under the Administration Agreement between NACM and the Nicholas-Applegate Trust (the “Current Administration Agreement”), Class I and II shareholders of the Fund pay an administrative fee to NACM computed as a percentage of the Fund’s assets attributable to that class of shares. NACM, in turn, provides or procures administrative services for Class I and II shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to NACM may exceed the related costs. Generally, this may not be the case for relatively small funds, but the excess of the fee over costs may increase as the funds grow in asset size. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I and II shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Independent Trustees and their counsel.

The administration arrangements for the New Fund will be similar to the Fund’s current administrative arrangements described above, except for the following significant differences: (i) Allianz Global Fund Management, not NACM, will serve as administrator, (ii) the administrative fee paid to Allianz Global Fund Management is subject to “breakpoints” based on the New Fund’s aggregate net assets attributable to all share classes, as described above under “I. Approval of Agreement and Plan of Reorganization—Comparison of Fees and Expenses,” and (iii) differences in the administrative fee rates, as illustrated above in the table captioned

“Annual Fund Operating Expenses.” If the Fund enters into the Proposed Advisory Agreement, it will also enter into a new administration agreement (the “Proposed Administration Agreement”) with Allianz Global Fund Management that is substantially identical to the administration agreement in place for the New Fund. The Current Advisory Agreement and the Current Administration Agreement are together referred to as the “Current Management Contracts”; the Proposed Advisory Agreement and the Proposed Administration Agreement are together referred to as the “Proposed Management Contracts.”

Comparison of Compensation and Expenses.

The following compares the compensation payable by the Fund under the Current Advisory Agreement with that payable under the Proposed Advisory Agreement. Shareholders should note that, because the Proposed Management Contracts would take effect immediately before the Reorganization and would remain in effect only until the Reorganization, the compensation to be paid by the Fund under the Proposed Management Contracts, if any, is expected to be nominal.

Advisory Fees.

The following table sets forth the compensation payable to NACM under the Current Advisory Agreement and to Allianz Global Fund Management under the Proposed Advisory Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of the Fund:

Fee Under Current Advisory Agreement (As a Percentage of Average Daily Net Assets)	Fee Under Proposed Advisory Agreement (As a Percentage of Average Daily Net Assets)
0.70%	0.65%

During the fiscal year ended March 31, 2007, the Fund paid to NACM under the Current Advisory Agreement fees in the aggregate amount of $222,534. Because the advisory fee rate will be 0.05% lower under the Proposed Advisory Agreement, the Fund would have paid $211,407 under the Proposed Advisory Agreement had it been in effect during such period.

Fees and Expenses of the Fund.

For a comparison of the various costs and expenses of the Fund that would be borne directly or indirectly by shareholders under the Current Management Contracts and under the Proposed Management Contracts as well as the fees and expenses that will be payable under the New Fund’s advisory and administrative arrangements, please see “I. Approval of Agreement and Plan of Reorganization—Comparison of Fees and Expenses.”

Basis for the Board of Trustees’ Recommendation.

The Board of Trustees of the Nicholas-Applegate Trust considered the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement (defined below under “III. Approval of Proposed Sub-Advisory Agreement”) at a meeting of the Board of Trustees held on February 23, 2007. In approving the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement, the Board of Trustees of the Nicholas-Applegate Trust, including the Independent Trustees, evaluated information provided by NACM and Allianz Global Fund Management which, in the Trustees’ opinion, was reasonably necessary for the Board of Trustees to form a judgment as to whether the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. In approving the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement, the Board of Trustees took into account all factors which they deemed relevant, including the following:

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The nature, extent and quality of the portfolio management and administrative services furnished by NACM to the Fund and by Allianz Global Fund Management in its current capacity as adviser and administrator to the Allianz Trust. In this regard, the Trustees considered Allianz Global Fund Management’s and NACM’s ability to retain and attract capable personnel; that the portfolio management services to be provided pursuant to the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement would, except as described herein, be provided on terms and conditions substantially similar to those of the Current Advisory Agreement; and that the same NACM personnel who manage the Fund’s portfolio under the Current Advisory Agreement would manage the Fund’s portfolio under the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement.

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The recent investment performance of the Fund. They noted that Class I shares of the Fund had achieved a 12.86% return for calendar year 2006, and has achieved a 12.52% annualized return since its inception.

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The advisory fees and other expenses that would be paid by the Fund under the Proposed Management Contracts. The Trustees noted that, as the expense tables under “I. Approval of Agreement and Plan of Reorganization—Comparison of Fees and Expenses” above demonstrate, the advisory fee rate and the administrative fee rate are each lower under the Proposed Management Contracts than under the Current Management Contracts. The Trustees also took into account information they had received during their annual review of the Nicholas-Applegate Trust’s investment advisory arrangements, which had indicated that the advisory fee rate under the Current Advisory Agreement (which is higher than the advisory fee rate under the Proposed Advisory Agreement) was below the median of that of a comparable group of funds. The Trustees also noted that the administrative fee payable under the Proposed Administration Agreement is subject to “breakpoint” reductions which would decrease the administrative fee rate as assets grow, potentially allowing shareholders to benefit from economies of scale.

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The Trustees also noted that, because the Proposed Management Contracts would take affect immediately before the Reorganization (after which Allianz Global Fund Management and NACM would no longer provide services under the Proposed Management Contracts), the cost to Allianz Global Fund Management and NACM of providing services under the Proposed Management Contracts was expected to be nominal. Similarly, because Allianz Global Fund Management and NACM were not expected to receive fees under the Proposed Management Contracts, the Trustees did not consider the profitability to Allianz Global Fund Management and NACM of the Proposed Management Contracts. However, the Trustees also noted that the Reorganization would only occur if the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement were approved by the Fund’s shareholders, and that the Reorganization could result in increased assets under management (thus increasing revenues) for Allianz Global Fund Management and NACM.

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The Trustees noted that, because the Reorganization would not occur unless the Proposed Management Contracts were also approved, in approving the Proposed Management Contracts they were in effect also approving the Reorganization. Because of that, in considering the Proposed Advisory Agreement the Trustees also considered the factors discussed above under “I. Approval of Agreement and Plan of Reorganization—Basis for the Trustees’ Recommendations and Trustees’ Considerations.”

After considering these and other relevant factors, the Trustees determined that they supported the approval of the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement.

Required Vote.

Approval of the Proposed Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy.

If the shareholders of the Fund do not approve the Proposed Advisory Agreement, or approve the Proposed Advisory Agreement and do not approve the Proposed Sub-Advisory Agreement described in Part III of this Proxy Statement, or do not approve the Reorganization described in Part II of this Proxy Statement, the Fund’s Current Management Contracts will remain in effect.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

III. APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT.

The Trustees of the Nicholas-Applegate Trust recommend that the shareholders of the Fund approve a new portfolio management agreement between Allianz Global Fund Management and NACM (the “Proposed Sub-Advisory Agreement”) pursuant to which NACM would serve as sub-adviser for the Fund. The Proposed Sub-Advisory Agreement would take effect immediately before the closing of the Reorganization. NACM’s fees under the Proposed Sub-Advisory Agreement would be paid exclusively by Allianz Global Fund Management and not directly by the Fund or its shareholders.

The Proposed Sub-Advisory Agreement is described below. Because the Proposed Sub-Advisory Agreement will be substantially identical to the New Fund’s sub-advisory agreement between Allianz Global Fund Management and NACM, the description of the Proposed Sub-Advisory Agreement below, which is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement attached as Appendix C to this Proxy Statement, is also a description of the New Fund’s sub-advisory agreement.

Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust and Allianz Global Fund Management, NACM shall provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of securities, cash and other investments for the Fund. NACM would provide such services in accordance with the Fund’s investment objective, investment policies and investment restrictions as stated in the registration statement of the Nicholas-Applegate Trust filed with the Securities and Exchange Commission, as supplemented and amended from time to time.

The Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (a) by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees, or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to NACM, or (b) by Allianz Global Fund Management upon 60 days’ written notice to NACM. The Proposed Sub-Advisory Agreement may be terminated by NACM upon 60 days’ written notice to the Trust.

The Proposed Sub-Advisory Agreement provides that, except as required by applicable law, NACM and its affiliates and controlling persons shall not be liable for any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of NACM’s obligations and duties under the agreement. In addition, the Proposed Sub-Advisory Agreement provides that each of Allianz Global Fund Management and NACM shall indemnify the other party and its affiliates and controlling persons for liability incurred by such party arising out of the indemnifying party’s responsibilities to the Nicholas-Applegate Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the registration statement of the Nicholas-Applegate Trust made in reliance on information furnished by the indemnifying party, except that these indemnification provisions shall not be deemed to protect any person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of his or reckless disregard of obligations and duties under the Proposed Sub-Advisory Agreement.

Under the Proposed Sub-Advisory Agreement, a fee equal to 0.55% of the average daily net asset value of the Fund is payable to NACM on an annual basis. This fee is paid exclusively by Allianz Global Fund Management and not directly by the shareholders of the Fund.

Basis for the Board of Trustees’ Recommendation.

The Trustees considered the Proposed Sub-Advisory Agreement at the same time they considered the Proposed Advisory Agreement. Please see “II. Approval of Proposed Advisory Agreement—Basis for the Board of Trustees’ Recommendation” for a discussion of the factors considered by the Board in approving the Proposed Sub-Advisory Agreement.

Required Vote.

Approval of the Proposed Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

If the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, or approve the Proposed Sub-Advisory Agreement and do not approve the Proposed Advisory Agreement described in Part II of this Proxy Statement or the Reorganization described in Part I, the Fund’s Current Management Contracts will remain in effect.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST HAS RECOMMENDED THAT THE FUND’S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

IV. OTHER INFORMATION.

The following section provides additional information about the Allianz Trust and certain of its service providers, the NACM Trust and certain of its service providers, additional information about the Meeting and other information which shareholders may find relevant to their consideration of the Proposals.

The Allianz Trust.

The Allianz Trust is a Massachusetts business trust registered as an investment company under the 1940 Act. The Allianz Trust was organized on August 24, 1990. The principal executive offices of the Allianz Trust are located at 2187 Atlantic Street, Stanford, CT 06902, telephone: 800-498-5413. The Allianz Trust currently offers 36 series with net assets of approximately $21.1 billion as of March 31, 2007.

The business of the Allianz Trust is managed under the direction of a Board of Trustees (the “Allianz Board of Trustees”). The Trustees and executive officers of the Allianz Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 2187 Atlantic Street, Stanford, CT 06902.

The following Trustees and officers will be responsible for the governance, oversight and management of the Allianz Trust and the New Fund:

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
Interested Trustees
Udo Frank* Four Embarcadero Center, 30th Floor, San Francisco, CA 94111 Age 46	Trustee	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors. Board Member of Allianz Global Investors U.S. Retail LLC. Formerly, Chief Executive Officer of Equities (2001-2002) and Chief Investment Officer (1998-2001), Allianz Global Investors AG.

*	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
John C. Maney** 1345 Avenue of the Americas, New York, New York 10105 Age 46	Trustee	Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of Allianz Global Investors of America L.P. since October 2001 and Chief Operating Officer of Allianz Global Investors of America, L.P. since November 2006. Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Independent Trustees
Gary A. Childress Age 72	Trustee (Vice Chairman)	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (a calcitic lime producer) and partner in GenLime, L.P. (dolomitic lime producer).

Theodore J. Coburn Age 53	Trustee***	Executive Vice President, Edison Schools, Inc.; President, Coburn Capital Group; Member, Triton Realty Partners. Formerly, Senior Vice President, NASDAQ Stock Market; and Partner, Brown, Coburn & Co. (an investment banking firm).

F. Ford Drummond Age 43	Trustee	Owner/Operator, Drummond Ranch; General Counsel, BMI-HealthPlans (claims administration services).

James S. MacLeod Age 58	Trustee	Director and Managing Director, CoastalStates Bank. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corp.

**	Mr. Maney is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., NACM, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.
***	On September 7, 2006, Mr. Coburn tendered his resignation as Chairman of the Trustees. To fill the vacancy created by Mr. Coburn’s resignation, Mr. Scoon was appointed as the Chairman of the Trustees for a term of three years.

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
Davey S. Scoon Age 59	Trustee (Chairman)	Director (Non-Executive Chairman), Tufts Health Plan. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine, Inc. (personal care); Chief Administrative and Financial Officer of Sun Life Financial—US.

Edward E. Sheridan Age 51	Trustee	Formerly, Managing Director, Head of Global Institutional Sales, Merrill Lynch.

W. Bryant Stooks Age 66	Trustee	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (an international construction firm); Partner Arthur Andersen & Co.

Gerald M. Thorne Age 68	Trustee	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (a bird seed company); President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (a small business investment company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corp. (an orthodontics manufacturer)

James W. Zug Age: 66	Trustee	Formerly, Director, SPS Technologies, Inc. and Director, Stackpole Ltd.

Officers
E. Blake Moore, Jr. Age 48	President and Chief Executive Officer	Chief Executive Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (since August 2004). Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC. Formerly, Managing Director, Nicholas Applegate Holdings LLC, Nicholas Applegate Securities LLC and Nicholas Applegate Securities International. Formerly, Chairman, President and Director, Nicholas-Applegate Institutional Funds, the Nicholas-Applegate Fund Inc. and Nicholas Applegate Southeast Asia Fund.

Thomas J. Fuccillo 1345 Avenue of the Americas New York, NY 10105 Age 38	Vice President, Chief Legal Officer and Secretary	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
Andrew J. Meyers Age 45	Vice President	Managing Director and Chief Operating Officer, Allianz Investors Global Fund Management LLC; Managing Director and Chief Operating Officer, Allianz Global Investors U.S. Retail LLC; and Managing Director and COO—U.S. Retail, Allianz Global Investors Distributors LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel Age 41	Treasurer and Principal Financial and Accounting Officer	Executive Vice President, Allianz Global Investors Fund Management LLC. Trustee, President and Chief Executive Officer, Premier VIT. President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Richard H. Kirk Age 45	Assistant Secretary	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate General Counsel, Friedman, Billings, Ramsey, Inc.

Kathleen A. Chapman Age 52	Assistant Secretary	Assistant Secretary of 67 funds in the Fund Complex; Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
William V. Healey 1345 Avenue of the Americas New York, NY 10105 Age 54	Assistant Secretary	Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005); formerly, Executive Vice President and Chief Legal Officer, Prudential Investments (1998-2003).

Lagan Srivastava 1345 Avenue of the Americas New York, NY 10105 Age 29	Assistant Secretary	Assistant Secretary of 67 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Lawrence G. Altadonna Age 40	Assistant Treasurer	Senior Vice President, Allianz Global Investors Fund Management LLC. Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund and Nicholas-Applegate International & Premium Strategy Fund. Treasurer, Fixed Income SHares. Assistant Treasurer, Premier VIT. Formerly, Director of Fund Administration, Prudential Investments.

Youse Guia Age 34	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO

Name, Address and Age	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Allianz Global Fund Management.

Organized in 2000, Allianz Global Fund Management provides investment management and advisory services to open and closed-end mutual funds. As described in more detail below, Allianz Global Fund Management and its investment management affiliates had approximately $745.5 billion in assets under management as of March 31, 2007. Allianz Global Fund Management’s address is 1345 Avenue of the Americas, New York, New York 10105.

Allianz Global Fund Management is a wholly owned subsidiary of Allianz Global Investors U.S. Retail LLC, which is a wholly owned subsidiary of Allianz Global Investors of America L.P. (“AGI”). AGI was organized as a limited partnership under Delaware law in 1987. Its sole general partner is Allianz-Paclife Partners LLC. The address of Allianz-Paclife Partners LLC is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company and its managing member, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company which is a wholly-owned subsidiary of Pacific Mutual Holding Company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft GmbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH, which is wholly owned by Allianz SE. Allianz SE indirectly holds a controlling interest in AGI. Allianz SE is a European-based, multinational insurance and financial services holding company. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, Munich, Germany. AGI’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. The Allianz Group of companies is one of the world’s leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr., Udo Frank and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore, Frank and Maney is contained above under “Other Information—The Allianz Trust”. Unless otherwise indicated, the address of each person listed below is 1345 Avenue of the Americas, New York, New York 10105.

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Bruce Koepfgen	Management Board	Mr. Koepfgen is a Managing Director and Chief Executive Officer of Oppenheimer Capital LLC. Mr. Koepfgen has more than 27 years of business-management and financial-market experience. He spent 23 years at Salomon Brothers, including 15 years as a managing director. From 1999 to 2003, Mr. Koepfgen was a private investor, consultant and CEO to venture-backed start-up companies.

Marna C. Whittington	Management Board	Ms. Whittington is a Managing Director, Chief Executive Officer and member of the Executive Committee of NACM. Ms. Whittington joined NACM in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1995 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1984 to 1992).

Barbara R. Claussen	Management Board	Ms. Claussen joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for more than 15 affiliate banks. She has over 25 years of experience in the investment business.

Allianz Global Fund Management provides investment advisory services to other mutual funds, the investment objective of which might be deemed to be similar to that of the Fund. Information with respect to such other mutual funds is set forth in the table below.

Fund	Size (in millions)[1]	Compensation (as a percentage of average daily net assets)
Allianz CCM Mid-Cap Fund	$1,319.4	0.45%
Allianz RCM Mid-Cap Fund	$88.4	0.47%
Allianz OCC Target Fund	$652.2	0.55%

[1]	As of April 30, 2007

NACM provides investment advisory services to another mutual fund, the investment objective of which might be deemed similar to that of the Fund. Information with respect to such other mutual fund is set forth in the table below.

Fund	Size (in millions)[1]	Compensation (as a percentage of average daily net assets)
Nicholas-Applegate Growth Equity Fund	$132.5	0.53%

[1]	As of April 30, 2007

Allianz Global Investors Distributors LLC.

Allianz Global Investors Distributors LLC (“AGID”) provides mutual fund distribution services to registered investment companies and is the distributor for the Allianz Funds. AGID is an indirect subsidiary of AGI. AGID, located at 2187 Atlantic Street, Stanford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Custodian.

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all funds of the Allianz Trust, including foreign securities. Under the custodian agreement with State Street, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Allianz Trust’s Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Adviser/Sub-Adviser Relationship.

Prior to the Reorganization, the initial shareholder of the New Fund will approve a proposal permitting Allianz Global Fund Management to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the New Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Allianz Trust’s Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits Allianz Global Fund Management from entering into sub-advisory agreements with affiliates of Allianz Global Fund Management without shareholder approval, unless those affiliates are substantially wholly-owned by AGI. Subject to the ultimate responsibility of the Allianz Trust’s Board of Trustees, Allianz Global Fund Management has responsibility to oversee any sub-advisers and to recommend their hiring, termination and replacement.

NACM.

NACM currently serves as the investment adviser to the Nicholas-Applegate Trust and the Fund and is proposed to serve as sub-adviser to the New Fund. NACM is an investment management firm organized as a Delaware limited liability company (formerly a California limited partnership). Founded in 1984, NACM currently manages approximately $16.2 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM is located at 600 West Broadway, San Diego, California 92101.

NACM is a wholly owned subsidiary of Nicholas-Applegate Holdings LLC (“NACM Holdings”). NACM Holdings is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which in turn is a wholly owned subsidiary of AGI.

The following table lists information regarding the principal executive officers and functional equivalents of directors of NACM. The address of each person listed below is 600 West Broadway, San Diego, California 92101.

Name and Address	Position with NACM	Principal Occupation
Horacio A. Valeiras	Managing Director; Chief Investment Officer	Position with NACM

Marna C. Whittington, Ph.D.	Managing Director; Chief Executive Officer; Executive Committee Member	Position with NACM

Douglas Forsyth	Managing Director; Portfolio Manager U.S. High Yield/Convertible Bonds; Executive Committee Member	Position with NACM

John McCraw	Managing Director; Portfolio Manager U.S. Micro/Emerging Growth; Executive Committee Member	Position with NACM

Charles H. Field, Jr.	Managing Director; General Counsel; Chief of Compliance	Position with NACM

Ranjit Sufi	Managing Director; Global Client Service, Marketing and Sales; Executive Committee Member.	Position with NACM

Certain Trustees and Officers of the Nicholas-Applegate Trust.

The names of each officer and Trustee of the Nicholas-Applegate Trust (and his or her position with the Nicholas-Applegate Trust) who is an officer, employee, trustee, general partner or shareholder of NACM are: Horacio A. Valeiras (President), Charles H. Field (Secretary) and Deborah A. Wussow (Treasurer and Assistant Secretary).

By virtue of their respective positions with NACM, each of these persons may be deemed to have a substantial interest in the matters set forth in Parts I, II, and III of this Proxy Statement.

Nicholas Applegate Securities LLC.

Nicholas Applegate Securities LLC (“NAS”) is the principal underwriter and distributor for the Nicholas-Applegate Trust and, in such capacity, is responsible for distributing shares of the Fund. NAS is a Delaware limited liability company (formerly a California limited partnership) organized in 1992 to distribute shares of registered investment companies. NAS is located at 600 West Broadway, 29th Floor, San Diego, California 92101.

NAS does not act as a principal underwriter, depositor or investment adviser to any investment company other than the Nicholas-Applegate Trust. NAS is a wholly owned subsidiary of NACM Holdings.

Litigation Involving Related Entities of the Allianz Trust.

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and AGI reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, Allianz Global Fund Management, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, Allianz Global Fund Management, PEA, AGID and certain of their affiliates and employees, the Allianz Mutual Funds and other affiliated investment companies, the Allianz Mutual Funds’ sub-advisers, the Allianz Trust and certain current and former Trustees of the Allianz Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Allianz Mutual Fund redemptions or other adverse consequences to the Allianz Mutual Funds. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Allianz Mutual Funds or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Allianz Mutual Funds.

Brown Brothers Harriman & Co., Private Bankers (“BBH”).

BBH is the Custodian, Fund Accounting and Administrator Agent for the Nicholas-Applegate Trust. BBH is a New York limited partnership established in 1818, whose principal offices are located at 40 Water Street, Boston, Massachusetts 02109.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, presently serves as the independent registered public accounting firm for each series of the Allianz Trust, including the New Fund. PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, presently serves as the independent registered public accounting firm for each series of the Nicholas-Applegate Trust, including the Fund. Shareholders of the Fund are not being asked to approve or ratify the selection of independent registered public accounting firms.

Investment Decisions.

Investment decisions for the Fund and the New Fund and for other investment advisory clients of NACM and its affiliates are made with a view to achieving the client’s investment objectives. Although NACM is affiliated with Allianz Global Fund Management and its other subsidiaries, NACM is expected to operate independently in providing services to its respective clients. Investment decisions made by NACM are the product of many factors in addition to basic suitability for the particular clients involved. Thus, for example, a particular security may be bought or sold for certain clients of NACM, even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of NACM is equitable to each client and in accordance with the total amount of such security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

When NACM places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund, it is anticipated that such transactions will be effected through a substantial number of brokers and dealers. In so doing, NACM intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

NACM will place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, NACM will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when NACM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund and NACM will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive services from many of the broker-dealers with which NACM may place the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Fund is not reduced because NACM receives such services even though the receipt of such services relieves NACM from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by NACM to place the Fund’s portfolio transactions may be useful to NACM in providing services to NACM’s other clients, although not all of these services may be necessarily useful and of value to NACM in managing the Fund. Conversely, research and brokerage services provided to NACM by broker-dealers in connection with trades executed on behalf of other clients of NACM may be useful to NACM in managing the Fund, although not all of these services may be necessarily useful and of value to NACM in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), NACM may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to NACM an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting the transaction if NACM determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which NACM exercises investment discretion.

During the fiscal year ended March 31, 2007, the Fund paid $33,148 in brokerage commissions.

Affiliated Brokers.

As discussed above, NACM is an indirect wholly owned subsidiary of AGI, which in turn is an indirect majority owned subsidiary of Allianz SE. Certain broker-dealers, including Dresdner Kleinwort Wasserstein Securities LLC, may also be affiliates of NACM and Allianz Global Fund Management (collectively, the “Affiliated Brokers”). NACM believes that it is in the best interests of the Fund and the New Fund to have the ability to execute brokerage transactions, when appropriate, through the Affiliated Brokers. Accordingly, NACM reserves the right to execute brokerage transactions on behalf of the Fund and the New Fund through the Affiliated Brokers, when appropriate and to the extent consistent with applicable laws and regulations. In all such cases, the Affiliated Brokers will act as agent for the relevant fund, and NACM will not enter into any transaction on behalf of a Fund in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the Affiliated Brokers will receive compensation in the form of brokerage commissions separate from advisory or administrative fees paid to Allianz Global Fund Management or NACM’s management fee. NACM’s policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities. For the fiscal year ended March 31, 2007, no commissions were paid to Affiliated Brokers by the Fund.

Expenses of Reorganization/Proxy Statement.

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Plan will be paid for by

Allianz Global Fund Management; provided, however, that each of the Fund and the New Fund will bear registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by the Plan. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment of such expenses would result in the disqualification of the relevant Fund as a “regulated investment company” within the meaning of Section 851 of the Code.

Outstanding Shares and Certain Beneficial Ownership of Shares.

The number of Class I and Class II shares of the Fund issued and outstanding as of the Record Date was 242,053.026 and 1,632,189.954, respectively.

The following tables show, to the best knowledge of the NACM Trust, those persons whom, as of the close of business on the Record Date, owned 5% or more of the outstanding Class I and Class II shares of the Fund:

Name and Address of Beneficial Owner	Class of Shares	Number of Shares of Class	Percentage of Outstanding Shares of Class
Allianz Dresdner Asset Management 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660	Class I	217,518.672	89.86%

M.J. Murdock Charitable Trust P.O. Box 1618 Vancouver, WA 98660	Class II	384,870.274	23.56%

State Street Corp as Cust for Pacific Life Charitable Foundation 801 Pennsylvania Ave. Kansas City, MO 64105-1307	Class II	297,908.467	18.24%

State Street Corp as Cust for California Race Track Association 801 Pennsylvania Ave. Kansas City, MO 64105-1307	Class II	286,202.373	17.52%

State Street Corp as Cust for Ralph Stern & Suzanne Stern of the R & S 801 Pennsylvania Ave. Kansas City, MO 64105-1307	Class II	135,110.427	8.27%

State Street Corp as Cust for Ralph Stern & Suzanne Stern 801 Pennsylvania Ave. Kansas City, MO 64105-1307	Class II	127,926.359	7.83%

State Street Corp FBO City of Alpharetta Defined Benefit 801 Pennsylvania Ave. Kansas City, MO 64105-1307	Class II	97,563.534	5.97%

For each NACM Fund Trustee, the following table discloses, to the best knowledge of the NACM Trust, the dollar range of equity securities beneficially owned by the NACM Trust Trustee in the Fund as of the close of business on the Record Date:

Name of Trustee	Dollar Range of Equity Securities in the Fund
George F. Keane	None
Walter E. Auch	None
Darlene Deremer	None
John J. Murphy	None
Horacio A. Valeiras	Over $100,000

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders.

While generally the Nicholas-Applegate Trust Declaration and Nicholas Applegate Trust Bylaws do not require annual meetings of shareholders, approval of the Proposals does necessitate a shareholder meeting (or action by majority written consent in lieu of such a meeting) according to those governing instruments. As discussed in this Proxy Statement, the Nicholas-Applegate Trust has scheduled such a meeting for shareholders of the Fund for July 25, 2007. Shareholder proposals for consideration at any subsequent meeting of Nicholas-Applegate Trust shareholders must be received in good order by the Nicholas-Applegate Trust a reasonable period of time prior to any such meeting.

Under its Declaration of Trust, the Allianz Trust is not required to hold annual meetings of Allianz Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Allianz Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Allianz Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Allianz Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Allianz Trust was required to hold a shareholder meeting in 2005 and is required to hold a shareholder meeting once every five years thereafter for the purpose of electing Trustees. Any proposals for consideration at any such meetings should be submitted in good order to Allianz Funds, c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York NY, 10105, Attention: William V. Healey

Method of Tabulation.

Shareholders of the Fund as of the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one third of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. However, as required by the 1940 Act, approval of each Proposal will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Fund’s shares.

Therefore, in order for a Proposal to be approved, more than 50% of the Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposals, shares will be voted FOR each of the Proposals. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Nicholas-Applegate Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Nicholas-Applegate Trust as tellers for the Meeting. With respect to each Proposal, tellers will count the total number of votes cast “for” approval of such Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the relevant Proposal, these shares will have the same effect as if they cast votes against such Proposal.

Other Matters.

The Board of Trustees of the Nicholas-Applegate Trust knows of no other business to be brought before the Special Meeting, other than Proposals I, II and III discussed in this Proxy Statement. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

The Annual Report of the Nicholas-Applegate Trust for the fiscal year ended March 31, 2007 is incorporated by reference into this Proxy Statement.

July 3, 2007

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Nicholas-Applegate Trust or the Allianz Trust. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of July     , 2007, by and between Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “NACM Trust”) established under an Amended and Restated Declaration of Trust (the “NACM Declaration of Trust”), on behalf of its Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Acquired Fund”), and Allianz Funds, a Massachusetts business trust (the “Allianz Trust” and, together with the NACM Trust, the “Trusts”) established under the Fourth Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration of Trust”), on behalf of its Allianz NACM Mid-Cap Growth Fund (the “Acquiring Fund”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to the shareholders of record as of the Exchange Date of its Class I and Class II Shares of beneficial interest (collectively, the “Class I and Class II Shares”), each such shareholder being entitled to receive that proportion of the Merger Shares with a net asset value equal to the aggregate net asset value of the Class I and Class II Shares held by such shareholder on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, but in no event more than twelve months after the Exchange Date, the Acquired Fund shall be dissolved pursuant to the provisions of the NACM Declaration of Trust and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Allianz Trust, on behalf of the Acquiring Fund, and the NACM Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Allianz Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the NACM Trust, on behalf of the Acquired Fund, that:

a. The Acquiring Fund is a duly established and designated series of shares of the Allianz Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Allianz Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Allianz Trust or the Acquiring Fund. Each of the Allianz Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Allianz Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Allianz Trust or the Acquiring Fund, threatened against the Allianz Trust (with respect to the Acquiring Fund), which assert liability on the part of the Allianz Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

d. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

e. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

f. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the registration statement on Form N-1A of the Allianz Trust with respect to the Acquiring Fund (the “Allianz Registration Statement”) or the Acquired Fund Proxy Statement (as defined in Section 1(l)).

g. The Acquiring Fund has no shares of beneficial interest issued and outstanding.

h. The Acquiring Fund has not yet filed its first federal income tax return. At the completion of its first taxable year, the Acquiring Fund will file its federal income tax return as a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

i. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

j. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Allianz Registration Statement, non-assessable by the Allianz Trust or the Acquiring Fund, and no shareholder of the Allianz Trust or the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

k. All shares of the Acquiring Fund issued and outstanding as of the Exchange Date, if any, will be legally and validly issued and outstanding, fully paid and, except as set forth in the Allianz Registration Statement, non-assessable by the Allianz Trust or the Acquiring Fund. Neither the Allianz Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

l. The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission (the “Commission”) by the NACM Trust pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the NACM Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and

(ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund and the Allianz Trust for use in the Acquired Fund Proxy Statement.

m. The Allianz Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi), and (vii).

2. Representations, Warranties and Agreements of the Acquired Fund.    The NACM Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Allianz Trust, on behalf of the Acquiring Fund, that:

a. The Acquired Fund is a duly established and designated series of shares of the NACM Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The NACM Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the NACM Trust or the Acquired Fund. Each of the NACM Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

b. The NACM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2007, audited by PricewaterhouseCoopers LLP will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquired Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “NACM Prospectus”), previously furnished to the Acquiring Fund, did not as of their date and do not contain as of the date hereof, with respect to the NACM Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the NACM Trust or the Acquired Fund, threatened against the NACM Trust or the Acquired Fund, which assert liability on the part of the NACM Trust or the Acquired Fund. The NACM Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the NACM Prospectus, the registration statement on Form N-1A of the NACM Trust with respect to the Acquired Fund (the “NACM Registration Statement”) or the Acquired Fund Proxy Statement.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of March 31, 2007, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2007, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the NACM Trust’s officers, are required to have been filed by the Acquired Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the NACM Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Assets and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of March 31, 2007, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, (i) all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and on the Exchange Date, the only classes of shares of the Acquired Fund issued and outstanding will be Class I and Class II Shares.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, legally and validly issued and outstanding, fully paid and non-assessable by the NACM Trust or the Acquired Fund. Neither the NACM Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

o. The Acquired Fund Proxy Statement, on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to shareholders of the Acquired Fund and at the time of the shareholders’ meeting of the Acquired Fund’s shareholders referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Allianz Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The NACM Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (viii) under the 1940 Act.

3. Transfer of Assets.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class I and Class II Shares pursuant to Section 5.

b. The NACM Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed shall occur at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, as of the close of business on July 27, 2007, or at such other time and date agreed to by the Allianz Trust and the NACM Trust, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m., Eastern time, on July 27, 2007, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquired Fund or the Acquiring Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Allianz Trust and NACM Trust; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed in the manner set forth or referenced in the current applicable prospectuses and statement of additional information of the Allianz Trust, each as from time to time amended or supplemented (collectively, the “Allianz Prospectus”). The value of the assets and liabilities of the Class I and Class II Shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. On the Exchange Date, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number and class of the outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the Valuation Time, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund or by its transfer agent.

f. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

g. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in this Section 5.

h. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

7. Meeting of Shareholders; Dissolution.

a. The NACM Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders scheduled for July 25, 2007, for the purpose of (i) approving this Agreement and the transactions contemplated hereby, (ii) approving an advisory agreement between the Acquired Fund and Allianz Global Fund Management (the “Acquired Fund Advisory Contract”), and (iii) approving a portfolio management agreement with respect to the Acquired Fund between Allianz Global Fund Management and Nicholas Applegate Capital Management LLC (the “Acquired Fund Portfolio Management Agreement”).

b. The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement which were satisfactory to the Allianz Trust and to Ropes & Gray LLP.

c. The NACM Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the NACM Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the NACM Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since March 31, 2007, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the NACM Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the NACM Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. The Acquired Fund shall have delivered to the Acquiring Fund a letter from the NACM Trust’s independent registered public accounting firm, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to its attention which caused it to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended March 31, 2007, and for any taxable year or period beginning on April 1, 2007, and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

d. As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquiring Fund shall have received an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the NACM Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the NACM Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted, it being understood that with respect to Delaware law, such counsel may rely upon an opinion of Delaware counsel; (ii) this Agreement has been duly authorized by all necessary actions of the NACM Trust and has been duly executed and delivered by the NACM Trust on behalf of the Acquired Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and, assuming due authorization, execution and delivery of this Agreement by the Allianz Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the NACM Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the NACM Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NACM Declaration of Trust or Amended and Restated Bylaws (the “NACM Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the NACM Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the NACM Trust, including certificates with respect to investment restrictions contained in the NACM Declaration of Trust, NACM Bylaws or then-current prospectus or statement of additional information.

f. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Allianz Trust, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the basis to the Acquiring Fund of the Assets will be the same as the basis of the Assets in the hands of the Acquired Fund immediately prior to such exchange; (iv) the Acquiring Fund’s holding periods with respect to the Assets will include the respective periods for which the Assets were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder (the “Tax Opinion”). The Tax Opinion may state that it is based on certain factual certifications made by officers of the NACM Trust and Allianz Trust and on customary assumptions. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Allianz Declaration of Trust and the Fifth

Amended and Restated Bylaws (the “Allianz Bylaws”), or of investment restrictions disclosed in the Allianz Prospectus in effect on the Exchange Date.

h. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. All actions taken by the NACM Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the NACM Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the NACM Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. The Acquiring Fund shall have received from the NACM Trust’s independent registered public accounting firm a letter addressed to the Acquiring Fund, dated as of the Exchange Date, reasonably satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and the value of the liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the Allianz Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

o. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

p. The shareholders of the Acquired Fund shall have approved by the requisite vote (i) the Acquired Fund Advisory Contract and (ii) the Acquired Fund Portfolio Management Agreement.

q. The Acquired Fund shall have delivered to the Acquiring Fund a letter from the NACM Trust’s independent registered public accounting firm dated the Exchange Date stating that such firm reviewed the federal and state income tax returns of the Acquired Fund for the tax year ended March 31, 2007 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liability of the Acquired Fund for the periods covered thereby, or that the Acquired Fund would not qualify as a “regulated investment company” under Section 851 and 852 of the Code.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Allianz Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing as of the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

b. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Allianz Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Allianz Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Allianz Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and is duly authorized to exercise all of its powers recited in the Allianz Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Allianz Registration Statement, nonassessable by the Allianz Trust and the Acquiring Fund and no shareholder of the Allianz Trust or Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary actions of the Allianz Trust and has been duly executed and delivered by the Allianz Trust on behalf of the Acquiring Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the NACM Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Allianz Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Allianz Declaration of Trust or Allianz Bylaws; and (v) to such counsel’s knowledge (without any independent inquiry or investigation) no other consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Allianz Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Allianz Trust, including certificates with respect to investment restrictions contained in the Allianz Declaration of Trust, Allianz Bylaws or then-current prospectuses or statement of additional information.

e. The NACM Trust shall have received a Tax Opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the NACM Trust. The Tax Opinion may state that it is based on certain factual certifications made by officers of the Allianz Trust and the NACM Trust and on customary assumptions. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

f. The Allianz Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Allianz Trust, threatened by the Commission.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. Each of the Allianz Trust and the NACM Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquired Fund entitled to vote.

j. All actions taken by the Allianz Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart Preston Gates Ellis LLP.

k. NACM has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees or expenses.

l. The shareholders of the Acquired Fund shall have approved by requisite vote (i) the Acquired Fund Advisory Agreement and (ii) the Acquired Fund Portfolio Management Agreement.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Allianz Trust and the trustees and officers of the Allianz Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the NACM Trust or the Acquired Fund contained in this Agreement or the Acquired Fund Proxy Statement or the Allianz Registration Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the NACM Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the NACM Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the NACM Trust or the Acquired Fund. The Indemnified Parties will notify the NACM Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the NACM Trust and the trustees and officers of the NACM Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Allianz Trust or the Acquiring Fund contained in this Agreement or the Acquired Fund Proxy Statement or the Allianz Registration Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Allianz Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Allianz Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Allianz Trust or the Acquiring Fund. The Indemnified Parties will notify the Allianz Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the NACM Trust or Allianz Trust, as the case may be, who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of the NACM Trust, on behalf of the Acquired Fund, and trustees of the Allianz Trust, on behalf of the Acquiring Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of the Allianz Trust or the NACM Trust at any time on or prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by October 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole Agreement; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 15 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

15. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

16. Waiver.    At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

17. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

18. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the NACM Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-744-5533) and to the Allianz Trust at 2187 Atlantic Street, Stamford, CT 06902 (fax: 203-352-4919).

19. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

20. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

22. Declaration of Trust.    A copy of the Allianz Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Allianz Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Allianz Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the NACM Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the NACM Trust individually but are binding only upon the assets and property of the Acquired Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, on behalf of its Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund

By:
Name: Title:
ALLIANZ FUNDS, on behalf of its Allianz NACM Mid-Cap Growth Fund

By:
Name: Title:

Agreed and accepted as to Section 6 only: ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Title:

SCHEDULE 1

This Schedule 1 is being furnished by Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds, to Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of July     , 2007 (“Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in the Agreement.

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the various Funds comprising the Allianz Trust (the “Funds”) and other affiliated investment companies, the Funds’ sub-advisers, the Allianz Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Agreement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

SCHEDULE 2

This Schedule 2 is being furnished by Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “NACM Trust”), on behalf of its Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Acquired Fund”), to Allianz Funds, a Massachusetts business trust (the “Allianz Trust”), on behalf of its Allianz NACM Mid-Cap Growth Fund, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of July     , 2007 (“Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in the Agreement.

None.

The foregoing speaks only as of the date of this Agreement.

Appendix B

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made the [    ]th day of [            ], 2007, between Nicholas-Applegate Institutional Funds (the “Trust”), a Delaware business trust, and Allianz Global Investors Fund Management LLC (“Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has established multiple series, including Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund” and, together with any other series with respect to which the Trust desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing to do so, the “Funds”); and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Adviser is the parent company or an affiliate of other companies that render investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser so that it and its subsidiaries and affiliates will render investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

WHEREAS, the Adviser is willing to render such services and engage its subsidiaries, affiliates, and others to render such services to the Trust;

NOW, THEREFORE, in consideration of the premises, the promises, and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment.    The Trust hereby appoints the Adviser to provide investment advisory services to the Trust with respect to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Trust in writing, whereupon such additional series shall become a Fund hereunder.

2. Duties.    Subject to the general supervision of the Board of Trustees, the Adviser shall provide general, overall advice and guidance with respect to the Funds and provide advice and guidance to the Trust’s Trustees. In discharging these duties the Adviser shall, either directly or indirectly through others (“Portfolio Managers”)

engaged by it pursuant to Section 3 of this Agreement, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Adviser (or Portfolio Manager) will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser (or Portfolio Manager) is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Adviser (or Portfolio Manager) shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Adviser (or Portfolio Manager) will provide the services under this Agreement for each Fund in accordance with the Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

In performing these duties, the Adviser, either directly or indirectly through others selected by the Adviser:

a. Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A as supplemented or amended from time to time.

b. Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

c. Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Adviser’s (or Portfolio Manager’s) primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser (or Portfolio Manager) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser (or Portfolio Manager) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s (or Portfolio Manager’s) overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or Portfolio Manager) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or Portfolio Manager) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or Portfolio Manager). Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

d. May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or Portfolio Manager) in a manner that is fair and equitable in the judgment of the Adviser (or Portfolio Manager) in the exercise of its fiduciary obligations to the Trust and to such other clients.

e. Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

f. Will make available to the Trust, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

g. Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in each Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

3. Appointment of Portfolio Managers.    The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement including, for one or more of the Funds and, to the extent required by applicable law, subject to the approval of the Trust’s Board of Trustees and/or the shareholders of one or more of the Funds, a person to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of such Fund or Funds.

4. Documentation.    The Trust has delivered copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

a. the Trust’s Registration Statement as filed with the SEC and any amendments thereto; and

b. exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

The Adviser has delivered to the Trust copies of the Adviser’s and the Portfolio Managers’ Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Adviser agrees to provide the Trust with current copies of the Adviser’s and the Portfolio Managers’ Forms ADV, and any supplements or amendments thereto, as filed with the SEC.

5. Records.    The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by the 1940 Act. The Adviser further agrees that all records which it maintains for the Funds are the property of the Trust and it will promptly surrender any of such records upon request.

6. Expenses.     During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement and any expenses that are paid by a party other than the Trust under the terms of any other agreement to which the Trust is a party or a third-party beneficiary. The Adviser further agrees to pay or cause its subsidiaries or affiliates to pay all salaries, fees, and expenses of any officer or Trustee of the Trust who is an officer, director, or employee of the Adviser or a subsidiary or affiliate of the Adviser. The Adviser assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, and facilities necessary to perform its obligations under this Agreement. The Adviser shall not, under the terms of this Agreement, bear the following expenses (although the Adviser or an affiliate may bear certain of these expenses under one or more other agreements):

a. Expenses of all audits by Trust’s independent registered public accounting firm;

b. Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

c. Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

d. Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

e. Expenses of obtaining Portfolio Activity Reports for each Fund;

f. Expenses of maintaining the Trust’s tax records;

g. Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

h. Taxes, if any, levied against the Trust or any of its Funds;

i. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

j. Costs, including the interest expenses, of borrowing money;

k. Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the registration of shares with federal and state securities authorities;

l. The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

m. Costs of printing certificates representing shares of the Trust;

n. Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

o. The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

p. Association membership dues;

q. Extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

r. Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

7. Liability.    The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s investment advisory obligations and duties under this Agreement.

8. Independent Contractor.    The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

9. Compensation.    As compensation for the services rendered under this Agreement, the Trust shall pay to the Adviser a fee at an annual rate of the average daily net assets of each of the Funds as set forth on the Schedule attached hereto. The fees payable to the Adviser for all of the Funds shall be computed and accrued daily and paid monthly. If the Adviser shall serve for less than any whole month, the foregoing compensation shall be prorated.

10. Non-Exclusivity.    It is understood that the services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to other investment companies and other clients whether or not their investment objectives are similar to those of any of the Funds.

11. Term and Continuation.    This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Fund for a period of two years following the date set forth on the attached Schedule. This Agreement shall continue thereafter on an annual basis with respect to a Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of the Fund, and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding voting shares (as defined in the 1940 Act) of the pertinent Fund or Funds.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser (i) in the event of its assignment, as that term is defined in the 1940 Act, by the Adviser, and (ii) with respect to a Fund, upon the consummation of a transaction or series of transactions in which the Fund transfers all or substantially all of its assets to another registered investment company (or series thereof) or upon the liquidation of such Fund.

This Agreement may be terminated:

a. by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund, on 60 days’ written notice to the Adviser; and

b. by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust.

12. Use of Name.    It is understood that the name “Allianz Global Investors Fund Management LLC” or “AGIFM” or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

13. Notices.    Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 1345 Avenue of the Americas, New York, New York 10105, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 600 West Broadway, Suite 3200, San Diego, California 92101, or to such other address or to such individual as shall be specified by the Trust.

14. Fund Obligation.    Notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

15. Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16. Miscellaneous

a. This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order to the SEC thereunder.

b. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any part hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

c. The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Attest:	By:
Title:	Title:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

Attest:	By:
Title:	Title:

Schedule to Investment Advisory Agreement

Fund	Fee Rate	Effective Date*

Nicholas-Applegate U.S. Systematic
Mid Cap Growth Fund

*	Stated Effective Date is as of the close of business on the date indicated.

Appendix C

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this [    ]th day of [            ], 2007 between Allianz Global Investors Fund Management LLC (the “Adviser”), a limited liability company, and Nicholas–Applegate Capital Management LLC (the “Portfolio Manager”), a limited liability company.

WHEREAS, Nicholas-Applegate Institutional Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to one of the Trust’s series, the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, pursuant to an Investment Advisory Agreement dated as of [            ], 2007, as supplemented from time to time, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment.    The Adviser hereby appoints the Portfolio Manager to act as Portfolio Manager to the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund” and, together with any other series of the Trust for which the Portfolio Manager serves as portfolio manager hereunder, the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Fund, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties.    Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager.    The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses.    During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent registered public accounting firm;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation.    For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money.    The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor.    The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9. Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation.    Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive.    It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability.    Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13. Indemnification.    The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination.    This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be or have been granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager; and

(d) this Agreement shall automatically terminate with respect to a Fund upon the consummation of any transaction or series of transactions in which such Fund transfers substantially all of its assets to another registered investment company, or series thereof, or upon the liquidation of the Fund.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. Use of Name.    It is understood that the name “Nicholas-Applegate Capital Management” or “Nicholas-Applegate” or any derivative thereof or logo associated with those names are the valuable property of Nicholas-Applegate Capital Management LLC and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

16. Obligations not Obligations of Trustees or Shareholders.    Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the respective series of the Trust.

17. Miscellaneous.

(a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Schedule A

Fund	Portfolio Manager	Annual Fee Rate*

Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund	Nicholas-Applegate Capital Management LLC

*	The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS – July 25, 2007

The undersigned hereby appoints Deborah A. Wussow and Charles H. Field, Jr. and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “Fund”), on July 25, 2007 at 10:00 a.m. Pacific time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature (s) (if held jointly):

Date:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each of the Proposals.

Please vote by filling in the appropriate box below.

1.	Proposal to approve the reorganization of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund with and into the Allianz NACM Mid-Cap Growth Fund, as described in the Proxy Statement and the Agreement and Plan of Reorganization.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	Proposal to approve the new advisory agreement between Allianz Global Investors Fund Management LLC and the Nicholas-Applegate Institutional Funds with respect to the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, as described in the Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Proposal to approve the new sub-advisory agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC with respect to the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, as described in the Proxy Statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.